UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 28, 2004

ASP VENTURES CORP.
(Exact name of registrant as specified in its charter)

FLORIDA
(State or other jurisdiction of incorporation or organization)

000-28589 (Commission File Number)	98-0203918 (IRS Employer Identification Number)

Ross Wilmot, Chief Executive Officer
2610-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Windsor Capital Corp. in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the "issuer safe harbor"), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the "resale safe harbor"). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Joerg Hartmann in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to P. Schellenberg & Partner A.G. in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Gustav Boehm in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Noordin N. Hirji in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Max Fugman in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Jodi's Fine Food, Inc. in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to 670725 BC Ltd.. in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Rojo Holdings, Ltd. in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Payal Batra in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Wolf Fiedler in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Richard Bullock in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to Track Investments Ltd. in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 1,000,000 shares of common stock to ValorInvest Ltd. in exhange for cash consideration of $0.01 a share or $10,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 250,000 shares of common stock to Karim Abbany, Misha Bharwani and Imran Bharwant in exhange for cash consideration of $0.01 a share or $2,500 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 250,000 shares of common stock to Anil and Zulekha Bharwani in exhange for cash consideration of $0.01 a share or $2,500 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 500,000 shares of common stock to Alnoor Versi and Paareesa Anetka Versi in exhange for cash consideration of $0.01 a share or $5,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 500,000 shares of common stock to Skana Holdings Ltd. in exhange for cash consideration of $0.01 a share or $5,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

On September 28, 2004 ASP Ventures Corp. ("Company") authorized the issuance of 500,000 shares of common stock to Amos Dorn in exhange for cash consideration of $0.01 a share or $5,000 pursuant to the terms of a stock subscription agreement. The Company relied on exemptions provided by Section 4(2) and Regulation S of the Securities Act. No sales commissions were paid in connection with this transaction.

The Company made this offering based on the following factors: (1) the issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued the Company's stock for cash consideration; (3) the offeree stated an intention not to resell the stock; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the negotiations that lead to the issuance of the stock took place directly between the offeree and the Company.

The Company complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to a purchaser who were outside the United States at the time the subscription originated, and ensuring that the subscriber is a non-U.S. person with an address in a foreign country.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASP Ventures Corp.

Signature	Date
By: /s/ Ross Wilmot Name: Ross Wilmot Title: Chief Executive Officer	September 29, 2004